UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2023
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PhaseBio Pharmaceuticals, Inc.
(Exact name of registrant as specified in its Charter)
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Delaware	001-38697	03-0375697
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Great Valley Parkway, Suite 30
Malvern, Pennsylvania 19355
(Address including zip code of principal executive offices)

(610) 981-6500
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	PHASQ	*

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

*On November 3, 2022, the issuer’s common stock was suspended from trading on The Nasdaq Stock Market LLC (“Nasdaq”). Effective November 4, 2022, trades in the issuer’s common stock began being quoted on the OTC Pink Marketplace under the symbol “PHASQ.” On December 21, 2022, Nasdaq filed a Form 25 to delist the issuer’s common stock and to remove it from registration under Section 12(b) of the Securities Exchange Act of 1934, as amended.

Item 1.02	Termination of a Material Definitive Agreement.
As previously reported, on October 23, 2022, PhaseBio Pharmaceuticals, Inc. (the “Company”) filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), thereby commencing a Chapter 11 case (the “Chapter 11 Case”) for the Company (Case No. 22-10995). On November 4, 2022, the Company entered into an asset purchase agreement (the “Purchase Agreement”) with Chiesi Farmaceutici S.p.A., a private limited company organized under the Laws of Italy (the “Chiesi”), pursuant to which the Company agreed to sell to Chiesi, subject to the terms and conditions contained in the Purchase Agreement, all of its assets primarily related to the Company’s business related to bentracimab, also known as PB2452 (the “Assets”).
Also as previously reported, on December 31, 2022, the Bankruptcy Court entered an order (the “9019 and Sale Order”), with immediate effectiveness, approving the entry into a settlement agreement (the “Settlement Agreement”) by and between the Company and SFJ Pharmaceuticals X, Ltd., an SFJ Pharmaceuticals Group company (“SFJ”). Pursuant to the 9019 and Sale Order, on January 13, 2023, the Company and SFJ executed and entered into the Settlement Agreement and a Program Transfer Agreement, pursuant to which the Company transferred to SFJ all of its right, title and interest in the Assets. The transactions contemplated by the Settlement Agreement (the “Alternative Transaction”) occurred simultaneously with the signing of the Settlement Agreement and the Program Transfer Agreement on January 13, 2023.
As a result of the Alternative Transaction, on January 19, 2023, Chiesi provided notice to the Company terminating the Purchase Agreement pursuant to the terms thereof with immediate effectiveness. Under the terms of the Purchase Agreement and pursuant to the Bankruptcy Court’s November 28, 2022 order approving bidding procedures for the Company’s assets (the “Bidding Procedures Order”), the Company is required to reimburse Chiesi for expenses incurred in connection with entering into the Purchase Agreement in the amount of $750,000. The Bidding Procedures Order permitted Chiesi to file a motion seeking a break-up fee in the amount of $2 million under the Purchase Agreement, which motion Chiesi filed and the Company has contested.

Item 8.01	Other Events.
On January 23, 2023, the Company filed its monthly operating report with the Bankruptcy Court for the month ending December 31, 2022 (the “Monthly Operating Report”). The Monthly Operating Report is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Cautionary Note Regarding the Monthly Operating Report
The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any Company securities. The Monthly Operating Report is limited in scope and has been prepared solely for the purpose of complying with requirements of the Bankruptcy Court. The Monthly Operating Report was not reviewed by independent accountants, is in a format prescribed by applicable bankruptcy laws, and is subject to future adjustment. The financial information in the Monthly Operating Report is not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”), and, therefore, may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, valuations and disclosures. The Monthly Operating Report also relates to a period that is different from the historical periods required in the Company’s reports pursuant to the Exchange Act.
Cautionary Note Regarding Trading in the Company’s Securities
The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Case is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Case. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.
Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K may contain forward-looking statements, including statements regarding the Chapter 11 Case and the Company’s ability to continue operating in the ordinary course while the Chapter 11 Case is pending, within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “expects,” “intends,” “potential,” “projects,” “target,” “will,” “would” and “future” or similar expressions are intended to identify forward-looking statements. These statements are based upon the current expectations and beliefs of management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, but are not limited to, (i) potential adverse effects of the Chapter 11 Case on the Company’s liquidity and results of operations; (ii) the Company’s ability to obtain timely approval by the Bankruptcy Court of the motions filed in the Chapter 11 Case; (iii) uncertainties associated with the Company’s ability to complete the sale of its remaining assets in the Chapter 11 Case, including pursuant to the bidding procedures in connection therewith, or other pleadings filed that could protract the Chapter 11 Case; (iv) employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties; (v) the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties and regulatory authorities as a result of the Chapter 11 Case; (vi) the effects of the Chapter 11 Case on the Company and on the interests of various constituents, including holders of the Company’s common stock; (vii) the Bankruptcy Court’s rulings in the Chapter 11 Case and the outcome of the Chapter 11 Case generally; (viii) the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Case; (ix) risks associated with third party motions in the Chapter 11 Case; (x) increased administrative and legal costs related to the Chapter 11 process; (xi) exposure to potential litigation and inherent risks involved in a bankruptcy process; (xii) diversion of management’s attention from ongoing business operations and opportunities; (xiii) potential adverse reactions or changes to business or employee relationships, including those resulting from the bankruptcy proceedings of the Company; (xiv) risks arising from the delisting of the Company’s common stock from The Nasdaq Stock Market LLC; (xv) the outcome of the Company’s contesting of the break-up fee under the Purchase Agreement, and (xvi) other risks and uncertainties, including those described in the section entitled “Risk Factors” in the Company’s most recent annual or quarterly report filed with the Securities and Exchange Commission and in other filings the Company makes with the Securities and Exchange Commission from time to time. The forward-looking statements herein do not constitute guarantees of future performance, and you are cautioned not to place undue reliance on these forward-looking statements. These forward-looking statements speak only as of the date hereof. The Company undertakes no obligation to update the information contained in this Current Report on Form 8-K to reflect new events or circumstances, except as required by law.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Monthly Operating Report, for the month ending December 31, 2022, filed with the United States Bankruptcy Court for the District of Delaware.

104	Cover page interactive data file (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PhaseBio Pharmaceuticals, Inc.

Dated: January 25, 2023	By:	/s/ Jonathan P. Mow
Jonathan P. Mow
Chief Executive Officer